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Exhibit 19.2

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1995-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1995-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1996-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1996-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1996-2

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1996-2

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1996-3

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1996-3

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1996-4

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1996-4

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1997-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1997-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1997-2

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1997-2

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2004.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yous,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1997-3

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1997-3

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1997-4

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1997-4

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1998-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1998-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1998-2

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1998-2

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1999-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1999-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1999-2

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1999-2

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1999-3

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 1999-3

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2000-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2000-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2000-2

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2000-2

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2000-3

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2000-3

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2000-4

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2000-4

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.A, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2001-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2001-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2001-2

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very yours truly,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2001-2

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2001-3

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very yours truly,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2001-3

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2001-4

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc. as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2001-4

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-1, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-2

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-2

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-2, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-3

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very yours truly,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-3

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-3, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-4

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very yours truly,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
MS NYC 60-2606
New York, NY 10005

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-4

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americas (formally know as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, ("the Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-4, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting managements assertaion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Deutsche Bank Trust Company Americas and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Deutsche Bank Trust Company Americans (formally known as Bankers Trust Company), and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-5

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-5, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very yours truly,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-5. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-5

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-5, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-5. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-6

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-6, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-6. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-6

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-6, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-6. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-7

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-7, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-7. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-7

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-7, for the period ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-7. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-8

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-8, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-8. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2002-8

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-8, for the year ended December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the year ended December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2002-8. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-1

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-1, for the period January 31, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period January 31, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period January 31, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-1

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-1, for the period January 31, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period January 31, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period January 31, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-2

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-2, for the period March 4, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period March 4, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period March 4, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-2

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-2, for the period March 4, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period March 4, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period March 4, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-3

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-3, for the period March 26, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period March 26, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period March 26, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-3

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-3, for the period March 26, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period March 26, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc. as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period March 26, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-4

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-4, for the period April 16, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period April 16, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period April 16, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-4

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-4, for the period April 16, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period April 16, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period April 16, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-5

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-5, for the period May 20, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period May 20, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-5. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period May 20, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-5

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-5, for the period May 20, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period May 20, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-5. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period May 20, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-6

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-6, for the period June 5, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period June 5, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-6. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period June 5, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-6

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-6, for the period June 5, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period June 5, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-6. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period June 5, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-7

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-7, for the period July 22, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period July 22, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-7. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period July 22, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-7

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-7, for the period July 22, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period July 22, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-7. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period July 22, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-8

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-8, for the period August 7, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period August 7, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-8. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period August 7, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-8

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-8, for the period August 7, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period August 7, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-8. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period August 7, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-9

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-9, for the period August 28, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period August 28, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-9. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period August 28, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-9

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-9, for the period August 28, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period August 28, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-9. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period August 28, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-11

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-11, for the period October 30, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period October 30, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-11. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period October 30, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-11

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-11, for the period October 30, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period October 30, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-11. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period October 30, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-12

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-12, for the period November 25, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period November 25, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-12. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period November 25, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-12

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-12, for the period November 25, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period November 25, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-12. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period November 25, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

March 10, 2004

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago IL, 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-14

        We have examined management's assertion included in the accompanying report titled Report of Management on Compliance by Administrator, that the Student Loan Marketing Association (the "Company) complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-14, for the period December 11, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

        In our opinion, management's assertion referred to above is fairly stated, in all material respects, based on the aforementioned requirements for the period December 11, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Administrator

        I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation and SLM Funding LLC, as the successor-in-interest to SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-14. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

        We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period December 11, 2003 to December 31, 2003.

March 10, 2004

/s/ J. LANCE FRANKE
J. Lance Franke
Authorized Agent
Sallie Mae, Inc.

/s/ GREGORY A. SWARTZ
Gregory A. Swartz
Authorized Agent
Sallie Mae, Inc.

March 10, 2004

Sallie Mae, Inc.
11600 Sallie Mae Drive
Reston, VA 20193

    and

Chase Manhattan Bank USA, National Association
Christiana Center/Ops 4
500 Stanton Christiana Road
Newark, DE 19713

    and

Bank of New York
2 North LaSalle St., Suite 1020
Chicago, IL 60602

Report of Independent Accountants

Sallie Mae Student Loan Trust 2003-14

        We have examined management's assertion, included in the accompanying report titled Report of Management on Compliance by Servicer, that Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation, (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1A, 3.2, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-14, for the period December 11, 2003 to December 31, 2003. The Company's management is responsible for the assertion. Our responsibility is to express an opinion on the assertion based on our examination.

        Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence supporting management's assertion and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

        In our opinion, management's assertion referred to above is fairly stated, based on the aforementioned terms and conditions of the sections of the Agreement for the period December 11, 2003 to December 31, 2003.

        This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

Report of Management on Compliance by Servicer

        We acknowledge that as members of management of Sallie Mae, Inc., as the successor-in-interest to Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2,.2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bank of New York, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2003-14. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

        On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period December 11, 2003 to December 31, 2003.

March 10, 2004

/s/ JOHN F. REMONDI
John F. Remondi
Executive Vice President, Finance

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  Exhibit 19.2